MARCH 1, 2024
SUPPLEMENT TO THE:
HARTFORD SUSTAINABLE INCOME ETF SUMMARY PROSPECTUS
DATED NOVEMBER 28, 2023
This Supplement contains new and additional information regarding Hartford Sustainable Income ETF and should be read in connection with your Summary Prospectus.
Effective immediately, Hartford Sustainable Income ETF (the “Fund”) will no longer automatically exclude certain companies from its investment universe. The Fund’s sub-adviser will continue to use its sustainability framework to determine the Fund’s investment universe. As a result, in the section entitled “Principal Investment Strategy” in the above referenced Summary Prospectus, the last paragraph is deleted in its entirety.
As a result of this change, the following revision will also be made to the Summary Prospectus.
Under the heading “Hartford Sustainable Income ETF –  Principal Risks,” the paragraph entitled “Sustainable Investing Risk” is deleted in its entirety and replaced with the following:
Sustainable Investing Risk –  Applying sustainability framework to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability framework. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability framework. Because the Sub-Adviser evaluates ESG characteristics when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG characteristics. A focus on ESG characteristics may prioritize long term rather than short term returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the investments identified by the Sub-Adviser to fit within its sustainability framework do not operate as anticipated. Although the Sub-Adviser seeks to identify issuers that fit within its sustainability framework, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. Further, the regulatory landscape with respect to sustainable investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process with respect to sustainable investing.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7658ETF
March 2024